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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 30, 2002


                                  EZCORP, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

        0-19424                                         74-2540145
(COMMISSION FILE NUMBER)                     (IRS EMPLOYER IDENTIFICATION NO.)


                              1901 CAPITAL PARKWAY
                               AUSTIN, TEXAS 78746
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE, INCLUDING ZIP CODE)

                                 (512) 314-3400
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5. OTHER EVENTS.

     A. EZCorp, Inc. (the "Company") issued a press release dated October 1, 2002, relating to the extension of the maturity date of its credit facility, from October 1, 2002 to November 1, 2002. The release is filed as Exhibit 99.2 to this Current Report and is incorporated herein by reference.

     B. As of September 30, 2002, EZCorp, Inc. entered into the Fourth Amendment to its Amended and Restated Credit Agreement dated as of December 15, 2000 as amended by (a) that certain First Amendment to Amended and Restated Credit Agreement dated as of May 1, 2001, (b) that certain Second Amendment to Amended and Restated Credit Agreement dated as of October 10, 2001, and (c) that certain Third Amendment to Amended and Restated Credit Agreement dated as of December 3, 2001 (as amended, the "Agreement") between the Company and Wells Fargo Bank, as Agent and Issuing Bank, as well as other Lenders. The Fourth Amendment relates to the extension of the maturity date of EZCORP's credit facility. The Amendment is filed as Exhibit 10.86 to this Current Report and is incorporated herein by reference.

ITEM 7. EXHIBITS.

         10.86 A copy of the Fourth Amendment to the Agreement, relating to EZCORP's extension of the maturity date of its credit facility is filed as Exhibit 10.86 to this Current Report and is incorporated herein by reference.

         99.2 A copy of a press release dated October 1, 2002 by EZCorp, Inc., relating to EZCorp's extension of the maturity date of its credit facility from October 1, 2002 to November 1, 2002, is filed as Exhibit 99.2 to this Current Report and is incorporated herein by reference.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               EZCORP, INC.
                               (Registrant)




Date: October 1, 2002     By:  /s/ Daniel N. Tonissen
                               ----------------------------------------
                                              (Signature)

                                  Daniel N. Tonissen
                                  Senior Vice President, Chief Financial Officer and Director



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                               INDEX TO EXHIBITS

       EXHIBIT
       NUMBER     DESCRIPTION
       -------    -----------
         10.86    A copy of the Fourth Amendment to the Agreement, relating to
                  EZCORP's extension of the maturity date of its credit facility is filed as Exhibit 10.86 to this Current Report and is
                  incorporated herein by reference.

         99.2 A copy of a press release dated October 1, 2002 by EZCorp, Inc., relating to EZCorp's extension of the maturity date of its credit facility from October 1, 2002 to November 1, 2002, is filed as Exhibit 99.2 to this Current Report and is incorporated herein by reference.